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Exhibit 21.1

FLUOR CORPORATION SUBSIDIARIES(1)

        [Note: Roman numerals below denote the level of the subsidiary. For example, "I" represents a first tier subsidiary of Fluor Corporation; "II" represents a second tier subsidiary, etc.]

Subsidiary Name	Percent Holding	Organized Under Laws Of
I American Equipment Company, Inc.	100.0000	South Carolina
II AMECO PANAMA S.A.	100.0000	Panama
II AMECO Services Inc.	100.0000	Delaware
III Equipos y Servicios De Venezuela EVS. C. A.	90.0000	Venezuela
II Ameco Services, S. de R.L. de C.V.	72.6016	Mexico
II American Construction Equipment Company, Inc.	100.0000	California
III AMECO Holdings, Inc.	100.0000	California
IV AMECO Caribbean, Inc.	100.0000	California
V Ameco Inc.	100.0000	Saint Lucia
IV Ameco Mexico Administracion y Servicios, S. de R.L. de C.V.	0.2000	Mexico
IV Ameco Mining Services S.R.L.	99.0000	Argentina
IV Ameco Peru S.A.C.	0.8357	Peru
IV AMECO Project Services, Inc.	100.0000	Philippines
IV Ameco Pty Ltd.	100.0000	Australia
IV Ameco Services S.R.L.	99.0000	Argentina
IV Ameco Services, S. de R.L. de C.V.	3.0992	Mexico
IV Maquinaria Ameco Guatemala, Limitada	80.0000	Guatemala
III Ameco Mexico Administracion y Servicios, S. de R.L. de C.V	99.8000	Mexico
III Ameco Mining Services S.R.L.	1.0000	Argentina
III Ameco Peru S.A.C.	99.1643	Peru
III Ameco Services S.R.L.	1.0000	Argentina
III Ameco Services, S. de R.L. de C.V.	24.2992	Mexico
II BWJ, LLC	100.0000	Delaware
II Palmetto Seed Capital Ltd. Partnership	7.3529	South Carolina
II SMA Equipment, LLC	100.0000	Delaware
II Vantage Information Systems, Inc.	100.0000	Delaware
I Fluor Constructors International, Inc.	100.0000	California
II Fluor Constructors Canada Ltd.	100.0000	New Brunswick
III Fluor Canada Partners	25.0000	Alberta
II Fluor Management and Technical Services, Inc.	100.0000	California
I Fluor Enterprises, Inc.	100.0000	California
II ABF Barge, LLC	75.0000	Delaware
II Bayou City Transit Team (Joint Venture)	65.0000	Texas
II Caribbean Thermal Electric, LLC	49.0000	Delaware
II Cascadia Monorail Company LLC	100.0000	Delaware
II Claiborne Fuels, Inc.	100.0000	California
III Claiborne Fuels, L.P.	1.0000	Delaware
II Daniel International Corporation	100.0000	South Carolina
III Greenville RP Associates, LLC	50.0000	South Carolina
III Daniel Navarra, S.A.	100.0000	Spain
III Fluor Daniel Engineering, Inc.	100.0000	Ohio
III Fluor Management Company L.P.	46.0676	Delaware
IV Greenville RP Associates, LLC	50.0000	South Carolina
II DAX Industries, Inc.	5.0000	Texas
II Del-Jen, Inc.	100.0000	California
III Academy Facility Management	51.0000	Maryland
III Alcon Services Group	33.3333	Alaska
III Chugach Eareckson Support Services, JV	49.0000	Alaska
III Del-Jen International Corporation	100.0000	Delaware
III PRI/DJI, A Reconstruction JV	49.0000	Mississippi
III Rock Island Integrated Services	51.0000	Illinois
III Trend Western Technical Corporation	100.00	California
II Duke/Fluor Daniel	49.9999	North Carolina
II Efdee Connecticut Architects, Inc.	100.0000	Connecticut

II Efdee Engineering Professional Corporation	100.0000	North Carolina
II Efdee Mississippi Architects, A Professional Corporation	100.0000	Mississippi
II Efdee New York Engineers & Architects P.C.	100.0000	New York
II Encee Architecture Services, P.C.	100.0000	North Carolina
II ESSI, LLC	33.3333	Delaware
III ESSI Limited	100.0000	England
II eTech Solutions, Inc.	100.0000	Nevada
II Evergreen Equipment and Personnel Leasing, Inc.	100.0000	Rhode Island
II F&F Infrastructure, LLC	50.0000	Colorado
II Cheyenne River Constructors, LLC	100.0000	Delaware
II FD Architects & Engineers Corporation	100.0000	New Jersey
II FD Mexico, Inc.	100.0000	Delaware
II FD/MK Limited Liability Company	60.0000	Delaware
II FDEE Consulting, Inc.	100.0000	California
II FDHM, Inc.	100.0000	California
II Fluor (Nigeria) Limited	100.0000	Nigeria
II Fluor A&E Services, Inc.	100.0000	California
II Fluor Abadan Limited	100.0000	Bermuda
II Fluor Alaska, Inc.	100.0000	Alaska
II Fluor Americas, Inc.	100.0000	California
II Fluor Ames Kraemer, LLC	40.0000	Delaware
II Fluor Atlantic Limited	100.0000	Bermuda
II Fluor Australia Pty Ltd	100.0000	Australia
III Fluor Rail Services Pty Ltd	100.0000	Australia
III Fluor Daniel Constructors Pty. Ltd.	100.0000	Australia
III Fluor Global Services Australia Pty Ltd	100.0000	Australia
IV Fluor Maintenance Services Pty Ltd	100.0000	Australia
IV Fluor Operations and Maintenance Services Pty Ltd	100.0000	Australia
IV Fluor Services Pty Ltd	100.0000	Australia
III Fluor Power Services Pty Ltd	100.0000	Australia
IV Duke/Fluor Daniel Australia Partnership	50.0000	Australia
III Karratha Engineering Services Pty Ltd	100.0000	Australia
III PT Signet Indonesia	10.0000	Indonesia
III Signet Holdings Pty Ltd	100.0000	Australia
IV PT Signet Indonesia	90.0000	Indonesia
IV Signet Engineering Pty Ltd	100.0000	Australia
V Signet Ingenieria S.A.	1.0000	Chile
VI Constructora Lequena S.A.	100.0000	Chile
IV Signet Ingenieria S.A.	99.0000	Chile
V Constructora Lequena S.A.	100.0000	Chile
IV Signet International Holdings Pty. Ltd.	100.0000	Australia
IV Tengis Design Services Pty Ltd	100.0000	Australia
IV Westquip Australia Pty Ltd	100.0000	Australia
III TRS Staffing Solutions (Australia) Pty Ltd	100.0000	Australia
II Fluor Canada Ltd.	100.0000	New Brunswick
III Fluor Canada Partners	75.0000	Alberta
III Fluor Daniel International Services Inc.	10.0000	Barbados
III TRS Staffing Solutions (Canada) Inc.	100.0000	Canada
III Wright Engineers (Chile) Limitada	100.0000	Chile
III Wright Engineers Limitada Peru	35.0000	Peru
II Fluor Chile, Inc.	100.0000	California
III Ameco Chile S.A.	99.0000	Chile
III Fluor Chile Ingenieria y Construccion S.A.	99.0000	Chile
IV Fluor Techint SRL Construccion y Servicios Limitada	50.0000	Chile
IV Jaakko-Poyry—Fluor Daniel Chile SA	75.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	99.1000	Chile
II Fluor Closure Company, Inc.	100.0000	Washington
II Fluor Colombia Limited	100.0000	Delaware
II Fluor ConOps Limited	100.0000	Guernsey
II Fluor Continental Limited	100.0000	Bermuda
II Fluor Daniel (Japan) Inc.	100.0000	Japan

II Fluor Daniel (Malaysia) Sdn. Bhd.	100.0000	Malaysia
II Fluor Daniel (NPOSR), Inc.	100.0000	Delaware
II Fluor Daniel Alumatech, Inc.	100.0000	Delaware
II Fluor Daniel America, Ltda.	100.0000	California
II Fluor Daniel Brasil, Ltda.	99.9997	Brazil
II Fluor Daniel Caribbean, Inc.	100.0000	Delaware
III DMIS, Inc.	100.0000	South Carolina
III Duke/Fluor Daniel Caribbean, S.E.	0.2500	Puerto Rico
III Fluor Daniel Export Services, Inc.	100.0000	Delaware
III Fluor Daniel International (Malaysia) Sdn. Bhd.	100.0000	Malaysia
III Fluor Daniel Maintenance Services, Inc.	100.0000	Delaware
III Fluor Daniel Services Corporation	100.0000	Delaware
III Fluor Facility & Plant Services, Inc.	100.0000	South Carolina
II Fluor Daniel China, Inc.	100.0000	California
II Fluor Daniel China Services, Inc.	100.0000	California
II Fluor Daniel China Technology, Inc.	100.0000	California
II Fluor Daniel Coal Services International, Inc.	100.0000	Delaware
III Duke/Fluor Daniel International	49.9999	Nevada
IV Duke/Fluor Daniel Development Services LLC	50.0000	Nevada
IV Duke/Fluor Daniel Caribbean, S.E.	99.0000	Puerto Rico
III Duke/Fluor Daniel LLC	49.9999	Nevada
II Fluor Daniel Construction Company	100.0000	California
II Fluor Daniel Development Corporation	100.0000	California
III Crown Energy Company	100.0000	New Jersey
III Fluor Daniel Modesto, Inc.	100.0000	California
IV Wilmore/Fluor Modesto LLC	50.0000	California
III Fluor Daniel Temecula, Inc.	100.0000	California
IV Fluor Daniel Ada, Inc.	50.0000	Idaho
III Fluor Daniel Tempe, Inc.	100.0000	California
IV Ciudad Del Lago, LLC	50.0000	Delaware
IV Fluor Daniel Ada, Inc.	50.0000	Idaho
III Gloucester Limited, Inc.	100.0000	California
III Gloucester Limited II, Inc.	100.0000	California
III San Diego Expressway L.P.	3.9300	California
III Tarrant Energy, Inc.	100.0000	California
II Fluor Daniel Eastern, Inc.	100.0000	California
III Fluor Mongolia, LLC	100.0000	Delaware
III FPMM, XXK	100.0000	Mongolia
III P.T. Fluor Daniel Indonesia	80.0000	Indonesia
IV PT. AMECO Servicindo	99.0000	Indonesia
II Fluor Daniel Energy Investments, Inc.	100.0000	Delaware
III The Beacon Group Energy Investment Fund, L.P.	7.5920	Delaware
II Fluor Daniel Engineers & Constructors, Inc.	100.0000	Delaware
III Fluor (China) Engineering and Construction Co. Ltd.	100.0000	P.R.C.
III Fluor Daniel Project Consultants (Shenzhen) Co., Ltd.	100.0000	P.R.C.
II Fluor Daniel Engineers & Constructors, Ltd.	100.0000	California
II Fluor Daniel Engineers & Consultants Ltd.	100.0000	Mauritius
III Fluor Daniel India Private Limited	80.0000	India
II Fluor Daniel Environmental Strategies, Inc.	100.0000	Delaware
II Fluor Daniel Espana, S.A.	100.0000	California
III Fluor Arabia Limited	50.0000	Saudi Arabia
II Fluor Daniel Eurasia, Inc.	100.0000	California
II Fluor Europe B.V.	100.0000	Netherlands
III Fluor Finance International B.V.	100.0000	Netherlands
III Fluor Belgium, N.V.	100.0000	Belgium
III Fluor B.V.	100.0000	Netherlands
IV Fluor Consultants B.V.	100.0000	Netherlands
IV Fluor Infrastructure B.V.	100.0000	Netherlands
V Infraspeed Holdings B.V.	3.4800	Netherlands
VI Infraspeed B.V.	100.0000	Netherlands
V Infraspeed Maintenance B.V.	11.0000	Netherlands

V Infraspeed EPC Consortium V.O.F.	8.9000	Netherlands
V Poort van Den Bosch B.V.	10.0000	Netherlands
V Poort van Den Bosch V.O.F.	10.0000	Netherlands
V Autobahnplus A8 Holding Gmbh	25.0000	Germany
VI Autobahnplus A8 GmbH	100.0000	Germany
VI Bauarge A8	25.0000	Germany
IV TRS Staffing Solutions B.V.	100.0000	Netherlands
IV Fluor Kuwait Company (Kuwaiti Shareholding Company—Closed)	49.0000	Kuwait
III Fluor s.r.o	90.0000	Czech Republic
III Fluor Daniel E&C LLC	100.0000	Russia
IV Neftegasservis Limited	25.0000	Cyprus
III Fluor Eastern Services B.V.	100.0000	Netherlands
III Fluor, S.A.	3.9200	Spain
IV Technical Resource Solutions, S.L.	100.0000	Spain
IV Fluor EIA, S.L	100.0000	Spain
III Fluor S.A.	100.0000	Poland
IV Fluor s.r.o.	10.0000	Czech Republic
II Fluor Daniel Florida Rail, Inc.	100.0000	Delaware
II Fluor Daniel Global Limited	100.0000	Guernsey
III Fluor Daniel Global Contracting Limited	100.0000	Guernsey
III Fluor Daniel Global Placement Limited	100.0000	Guernsey
III Fluor Daniel Global Placement Services Limited	100.0000	Guernsey
III Fluor Daniel Global Services Limited	100.0000	Guernsey
III Fluor Daniel Global Support Services Limited	100.0000	Guernsey
III Fluor Daniel Global TRS Limited	100.0000	Guernsey
III Fluor Daniel Global TRS Services Limited	100.0000	Guernsey
II Fluor GmbH	100.0000	Germany
II Fluor Daniel Holdings, Inc.	100.0000	California
III Fluor Daniel Global Services Private Limited	100.0000	India
II Fluor Daniel Illinois, Inc.	100.0000	Delaware
III D/FD Bridgeport Operations, LLC	49.9999	Delaware
III D/FD Cokenergy Operations, LLC	49.9999	Delaware
III D/FD Operating Services, LLC	49.9999	Delaware
III DFD California Operations	49.0000	California
III Duke/Fluor Daniel	49.9999	North Carolina
IV D/FD Enterprises, LLC	100.0000	Delaware
IV D/FD Equipment Company LLC	100.0000	Delaware
IV D/FD Grays Harbor, LLC	100.0000	Delaware
IV D/FD Kentucky Mountain Power, LLC	100.0000	Delaware
IV D/FD Operating Plant Services, LLC	100.0000	Delaware
IV D/FD Plant Services, LLC	100.0000	Delaware
IV D/FD Ventures, LLC	100.0000	Delaware
IV Turbine Fleet Management, LLC	100.0000	Delaware
III Fluor Iran	9.8000	Iran
II Fluor Daniel India, Inc.	100.0000	California
II Fluor Daniel Indiana Limited Partnership	1.0000	Indiana
II Fluor Daniel International Services Inc.	90.0000	Barbados
II Fluor Daniel Latin America, Inc.	100.0000	California
III Grupo Alvica USA, LLC	80.0000	Delaware
III Grupo Empresarial Alvica, S.A.	80.0000	Venezuela
IV Grupo Alvica SCS	0.1000	Venezuela
III Servicios Cuyuni, E.T.T., C.A.	80.0000	Venezuela
II Fluor Daniel Mexico S.A.	100.0000	California
III ICA-Fluor Daniel, S. de R.L. de C.V.	49.0000	Mexico
III TRS International Group, S. de R.L. de C.V.	0.0954	Mexico
II Fluor Daniel Mining & Metals, Ltd.	100.0000	California
III Ameco Chile S.A.	1.0000	Chile
III Fluor Chile Ingenieria y Construccion S.A.	1.0000	Chile
IV Jaakko-Poyry—Fluor Daniel Chile SA	75.0000	Chile
III Ingenieria y Construcciones Fluor Daniel Chile Limitada	0.9000	Chile
II Fluor Daniel Overland Express, Inc.	100.0000	Delaware

II Fluor Daniel Overseas, Inc.	100.0000	California
III Arctic Pacific Contractors International, L.L.C.	50.0000	Delaware
III PFD International LLC	50.0000	Delaware
II Fluor Daniel P.R.C., Ltd.	100.0000	California
II Fluor Daniel Pacific, Inc.	100.0000	California
III Fluor Daniel-AMEC Philippines, Inc.	50.0000	Philippines
II Fluor Daniel Pulp & Paper, Inc.	100.0000	California
III Fluor Daniel Indiana Limited Partnership	99.0000	Indiana
II Fluor Daniel Real Estate Services, Inc.	100.0000	South Carolina
II Fluor Daniel South America Limited	100.0000	California
III Choice Equipos y Servicios S.A.C	90.0000	Peru
II Fluor Daniel South East Asia, Ltd.	100.0000	California
II Fluor Daniel Technical Services, Inc.	100.0000	Texas
II Fluor Mediterranean, Inc.	100.0000	California
II Fluor Daniel Thailand Holdings Corporation	100.0000	California
III Fluor Iran	9.8000	Iran
II Fluor Daniel Thailand, Ltd.	100.0000	California
II Fluor Daniel Venture Group, Inc.	100.0000	California
III CommTech Technology Partners IV, a California Limited Partnership	1.0835	California
III Fluor Daniel Asia, Inc.	100.0000	California
IV Duke/Fluor Daniel International Services	49.9999	Nevada
V Duke/Fluor Daniel Caribbean, S.E.	0.5000	Puerto Rico
V Duke/Fluor Daniel Development Services LLC	50.0000	Nevada
V Duke/Fluor Daniel International Services (Trinidad) Limited	100.0000	Trinidad
IV P.T. Fluor Daniel Indonesia	20.0000	Indonesia
V P.T. AMECO Servicindo	99.0000	Indonesia
IV P.T. Nusantara Power Services	70.0000	Indonesia
III Micogen Inc.	100.0000	California
III Micogen Limited I, Inc.	100.0000	California
III Micogen Limited II, Inc.	100.0000	California
III Soli-Flo LLC	25.0000	Delaware
IV Soli-Flo, Inc.	100.0000	California
V Soli-Flo Material Transfer, L.P.	1.0000	California
V Soli-Flo Partners, L.P.	1.0000	California
III Soli-Flo Material Transfer, L.P.	24.7500	California
III Soli-Flo Partners, L.P.	24.7500	California
III Springfield Resource Recovery, Inc.	100.0000	Mass.
IV Springfield Resource Recovery Limited Partnership	10.0000	Mass.
III Springfield Resource Recovery Limited Partnership	90.0000	Mass.
II Fluor Daniel, a Professional Architectural Corporation	100.0000	Louisiana
II Fluor Daniel, Inc.—Philippines	100.0000	Philippines
II Fluor, S.A.	96.0800	Spain
III Technical Resource Solutions SL	100.0000	Spain
II Fluor Distribution Companies, Inc.	100.0000	California
II Fluor Engineering Corporation	100.0000	Michigan
II Fluor Engineers, Inc.	100.0000	Delaware
II Fluor Enterprises Group, Inc.	100.0000	Delaware
II Fluor Federal Global Projects, Inc.	100.0000	Delaware
II Fluor Federal Solutions, LLC	100.0000	South Carolina
II Fluor Federal Services, Inc.	100.0000	Washington
III Fluor Federal, Inc.	100.0000	Washington
III Savannah River Nuclear Solutions, LLC	43.0000	South Carolina
II Fluor Federal Services, LLC	100.0000	Delaware
III Alutiiq Federal Services Limited Liability Company	49.0000	Alaska
III Alutiiq-Fluor Constructors, LLC	49.0000	Alaska
III Ford Island Properties, LLC	10.0000	Hawaii
II Fluor Federal Services NWS, Inc.	100.0000	Washington
II Fluor Fernald, Inc.	100.0000	California
III Fluor Environmental Resources Management Services, Inc.	100.0000	Delaware
II Fluor Supply Chain Solutions LLC	100.0000	Delaware
III Fluor Supply Chain Solutions International LLC	100.0000	Delaware

II Fluor Government Group International, Inc.	100.0000	Delaware
II Fluor Gulf Communications, Inc.	100.0000	California
II Fluor Hanford, Inc.	100.0000	Washington
III CBV/CCSi, LLC	23.0540	Delaware
III CBV/Mundo, LLC	71.0500	Delaware
III CBV/Mundo II, LLC	28.1500	Delaware
III CBV/Vivid, LLC	28.4000	Delaware
III Columbia Basin Ventures LLC	36.3400	Delaware
II Fluor Indonesia, Inc.	100.0000	California
II Fluor Industrial Services, Inc.	100.0000	Delaware
II Fluor Intercontinental, Inc.	100.0000	California
III Dominican Republic Combined Cycle, LLC	49.0000	Delaware
III Fluor Daniel Brasil, Ltda.	0.0003	Brazil
III Fluor Daniel Nigeria Limited	60.0000	Nigeria
III Fluor Iran	9.8000	Iran
III Fluor JAJ, Inc.	100.0000	Delaware
IV J. A. Jones International, LLC	100.0000	Delaware
III FLUOR M ltd	100.000	Macedonia
III Fluor Middle East, LLC	100.00	Delaware
IV FluorAMEC, LLC	51.00	Delaware
IV FluorAMEC Enterprises, LLC	51.00	Delaware
III Grupo Alvica SCS	79.9200	Venezuela
III NWKC LLC	50.0000	Delaware
II Fluor International Limited	100.0000	Bermuda
II Fluor International Limited	100.0000	England
III Fluor Projects Limited	100.0000	England
III Aptech Fluor Daniel (Private) Limited	50.0000	Zimbabwe
III Arctic Pacific Contractors (UK) Limited	50.0000	England
III Citylink Telecommunications Holdings Limited	18.0000	England
IV Citylink Telecommunications Limited	100.0000	England
III Greater Gabbard Limited	50.0000	England
III Fluor Caspian Services Limited	100.0000	England
III Fluor Industrial Services Limited	100.0000	England
IV Team-Sel International Limited	99.9999	England
V Fluor Industrial Support Services Limited	99.9950	England
VI TA Engineering Services (Tunisia) Limited	100.0000	England
III Fluor Industrial Support Services Limited	0.0050	England
III Fluor Limited	100.0000	England
III Fluor Ocean Services Limited	100.0000	England
III Genesys Telecommunications Holdings Limited	45.0000	England
IV Genesys Telecommunications Limited	100.0000	England
III Greater Gabbard Offshore Winds Limited	50.0000	England
III KDPC Limited	50.0000	England
III PFD (UK) Limited	50.0000	England
III Team-Sel International Limited	0.0001	England
IV Fluor Industrial Support Services Limited	99.9950	England
V TA Engineering Services (Tunisia) Limited	100.0000	England
III TRS Staffing Solutions Limited	100.0000	England
II Fluor International, Inc.	100.0000	California
III Fluor Mideast Limited	100.0000	California
II Fluor Iran	70.6000	Iran
II Fluor Ireland Limited	100.0000	Ireland
III Fluor-PM JV	50.0000	Ireland
III Fluor Daniel—E-E-L Limited	50.0000	Ireland
III TRS Staffing Solutions Limited	100.0000	Ireland
II Fluor-Lane, LLC	65.0000	Delaware
II Fluor Maintenance Services, Inc.	100.0000	California
III Norfolk Maintenance Corporation	100.0000	California
II Fluor Mideast Limited	100.0000	Bermuda
II Fluor NE, Inc.	100.0000	Arizona
III ADP Marshall Contractors, Inc.	100.0000	Delaware

III ADP Marshall Limited	100.0000	Ireland
III ADP/FD of Nevada, Inc.	100.0000	Nevada
III M&W/Marshall, a Joint Venture	50.0000	Oregon
II Fluor Nuclear Services, Inc.	100.0000	Ohio
II Fluor Plant Services International, Inc.	100.0000	California
II Fluor Properties Limited	100.0000	England
II Fluor Real Estate Services, Inc.	100.0000	Delaware
II Fluor Reinsurance Investments, Inc.	100.0000	Delaware
III International Insurance Advisors, Inc.	10.7672	Delaware
II Fluor Services International, Inc.	100.0000	Nevada
II Fluor Transworld Services, Inc.	100.0000	California
III Neftegasservis Limited	25.0000	Cyprus
II Fluor Technologies Corporation	100.0000	Delaware
II Fluor Texas, Inc.	100.0000	Texas
II Fluor US Services, Inc.	100.0000	Delaware
II Fluor Virginia, Inc.	100.0000	Delaware
II FMC Holding Company LLC	100.0000	Delaware
III Fluor Management Company L.P.	20.5277	Delaware
II FRES, Inc.	100.0000	Delaware
II Fru-Con/Fluor Daniel Joint Venture	50.0000	Missouri
II Indo-Mauritian Affiliates Limited	100.0000	Mauritius
III Fluor Daniel India Private Limited	20.0000	India
II Plant Performance Services—Canada, Inc.	100.0000	New Brunswick
II Lone Star Infrastructure, LLC	45.0000	Delaware
II Lone Star Infrastructure, Joint Venture	45.0000	Texas
II Micogen Limited III, Inc.	100.0000	California
III Claiborne Fuels, L.P.	99.0000	Delaware
II Middle East Fluor	100.0000	California
II Nutmeg Valley Resources, Inc.	100.0000	California
II Oregon Bridge Delivery Partners Joint Venture	50.0000	Oregon
II Phoenix Constructor, Joint Venture	32.5000	New York
II Plant Engineering Services LLC	100.0000	Delaware
II Plant Performance Services International, Ltd.	100.0000	Bermuda
III Fluor International Nigeria Limited	60.0000	Nigeria
II Plant Performance Services LLC	100.0000	Delaware
III Plant Performance Services, Inc.	100.0000	California
III Plant Performance Services International LLC	100.0000	Delaware
IV Plant Performance Services Caribbean Limited	100.0000	Trinidad & Tobago
III P2S, LLC	100.0000	Delaware
II Platte River Constructors, Ltd.	49.0000	Ohio
II Saddleback Constructors	27.0000	Delaware
II Signet Technology Inc.	100.0000	Colorado
II Soli-Flo LLC	25.0000	Delaware
III Soli-Flo, Inc.	100.0000	California
IV Soli-Flo Material Transfer, L.P.	1.0000	California
IV Soli-Flo Partners, L.P.	1.0000	California
II Soli-Flo Material Transfer, L.P.	24.7500	California
II Soli-Flo Partners, L.P.	24.7500	California
II Stanhope Management Services Limited	100.0000	England
II Strategic Organizational Systems Enterprises, Inc.	100.0000	California
III Strategic Organizational Systems Environmental Engineering Division, Inc.	100.0000	Texas
II Tar River Constructors, LLC	100.0000	Delaware
II TDF, Inc.	100.0000	California
III Barringford Ltd.	100.0000	B. Virgin Isles
IV Fluor Daniel Engineers SA (PTY) Limited	100.0000	Liechtenstein
V Trans-Africa Projects Ltd.	50.0000	Mauritius
V Trans-Africa Projects (Pty) Ltd.	50.0000	R. South Africa
IV Fluor SA (Pty) Limited	100.0000	Liechtenstein
V Fluor/Pangaea Joint Venture	50.0000	South Africa
V Fluor-Igoda Projects (Proprietary) Limited	70.0000	South Africa

V Fluor Global Plant Services (Proprietary) Ltd.	100.0000	R. South Africa
V Rhus Investments (PTY) Ltd.	100.0000	R. South Africa
IV TRS Staffing Solutions SA (Pty) Ltd.	100.0000	B. Virgin Isles
II Valley Corridor Constructors	30.0000	Colorado
II Valley Infrastructure Group, LLC	33.3333	Delaware
II Venezco, Inc.	100.0000	California
II Williams Brothers Engineering Company	100.0000	Delaware
III Fluor Argentina, Inc.	100.0000	Delaware
III Williams Brothers Engineering Limited	100.0000	England
III Williams Brothers Engineering Pty Ltd	100.0000	Australia
III Williams Brothers Process Services, Inc.	100.0000	Delaware
II WODECO Nigeria Limited	60.0000	Nigeria
I Fluor Holding Company LLC	100.0000	Delaware
II Compania Mineria San Jose Del Peru S.A.	99.0000	Peru
II Fluor Management Company L.P.	33.4047	Delaware
II Global Builders Insurance Ltd.	100.0000	Bermuda
II Mineral Resource Development Corporation	100.0000	Delaware
III Compania Mineria San Jose Del Peru S.A.	1.0000	Peru
III St. Joe Minerals Corporation y Cia.	0.0125	Brazil
II Pinnacle Insurance Company, Inc.	100.0000	Hawaii
II Robil International Corporation	100.0000	Delaware
II St. Joe Egypt Exploracion Corp.	100.0000	Delaware
II St. Joe Exploracion Minera, Inc.	100.0000	Delaware
II St. Joe Luisito de Oro, Inc.	100.0000	Delaware
II St. Joe Minerals Corporation & Cia.	99.9875	Brazil
I TRS Staffing Solutions, Inc.	100.0000	South Carolina
II TRS International Group, S. de. R.L. de C.V.	99.9046	Mexico
II TRS International Payroll Co.	100.0000	Texas
II TRS Staffing Solutions Caribbean, Inc.	100.0000	Puerto Rico

(1)
Does not include certain subsidiaries which if considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary

QuickLinks

  Exhibit 21.1
FLUOR CORPORATION SUBSIDIARIES (1)